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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                  JUNE 6, 2002


                          MISSION RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                     000-09498               76-0437769
(State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation)               File Number)         Identification No.)


                                   1331 LAMAR
                                   SUITE 1455
                            HOUSTON, TEXAS 77010-3039
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 495-3000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         Effective June 3, 2002, Tim J. Goff resigned as a member of the Board of Directors of Mission Resources Corporation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  None.



                            [SIGNATURE PAGE FOLLOWS]



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MISSION RESOURCES CORPORATION

Date: June 6, 2002                       By:    /s/ Daniel P. Foley
                                         Name:  Daniel P. Foley
                                         Title: Senior Vice President-Corporate
                                                Finance